Victory Acquisition	12 Months Ended
Dec. 31, 2017
Victory Acquisition
Victory Acquisition

4. Victory Acquisition

On June 1, 2015, the Company purchased 100 percent of the partnership interests in Victory for $615.0 million in cash and $2.0 million for working capital adjustments.  Victory, headquartered in Houston, TX, is a North American distributor of packaging materials.

As of December 31, 2017, the Company is obligated to pay up an additional $20.7 million of contingent consideration to the former owners of Victory based on achieving certain financial performance criteria for the thirty month period following the closing.

The excess of the purchase price paid at the time of the acquisition over the aggregate estimated fair value of net assets acquired was allocated to goodwill. The purchase price allocation is final.

There has been no change to the fair value of the assets acquired and liabilities assumed since December 31, 2016.

The following unaudited pro forma consolidated results of operations assume that the acquisition of Victory occurred as of January 1, 2015. The unaudited pro forma consolidated results include the accounting effects of the business combination, including the application of the Company’s accounting policies, amortization of intangible assets and depreciation of equipment related to fair value adjustments, interest expense on acquisition related debt, elimination of intercompany sales and income tax effects of the adjustments.  The pro forma adjustments are directly attributable to the Victory acquisition, factually supportable and are expected to have a continuing impact on the Company’s combined results. Unaudited pro forma data is based on historical information and does not necessarily reflect the actual results that would have occurred, nor is it indicative of future results of operations.

Year Ended December 31,
(unaudited)
2015
Net sales	$3,166,725
Net income	$105,466
Net income per share - diluted	$1.08